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                                                                   EXHIBIT 10.12

                          UNIVISION ROLL-UP AGREEMENT
                          ---------------------------

     This Univision Roll-Up Agreement (the "Agreement") is dated March 2, 2000 by and between Univision Communications Inc., a Delaware corporation ("Univision"), and Entravision Communications Company, L.L.C., a Delaware limited liability company (the "Company"), with respect to the following facts:

     WHEREAS, the Company has previously executed that certain Non-Negotiable Subordinated Note dated December 30, 1996 in the principal amount of $10,000,000 in favor of Univision, a copy of which is attached hereto as Exhibit "A" and
                                                             -----------
incorporated herein by this reference (the "Original Note").

     WHEREAS, the parties hereto have entered into that certain First Amended and Restated Non-Negotiable Promissory Note of even date herewith, a copy of which is attached hereto as Exhibit "B" and incorporated herein by this
                            -----------
reference (the "First Amended Original Note"), in order to, among other things, increase the principal amount of the Original Note by $110,000,000, from $10,000,000 to $120,000,000.

     WHEREAS, the parties hereto have previously entered into that certain Amended and Restated Subordinated Note Purchase and Option Agreement dated as of December 30, 1996, a copy of which is attached hereto as Exhibit "C" and
                                                         -----------
incorporated herein by this reference (the "Original Note Purchase Agreement"), pursuant to which, among other things, Univision was granted the Univision Option to acquire an equity interest in the Company (adjusted to 25.55%) for an aggregate exercise price of $10,000,000.

     WHEREAS, the parties hereto have previously entered into that certain First Amendment to Amended and Restated Subordinated Note Purchase and Option Agreement dated as of March 31, 1999, a copy of which is attached hereto as Exhibit "D" and incorporated herein by this reference (the "First Amendment to
-----------
Original Note Purchase Agreement"), pursuant to which, among other things, the Univision Option was increased to an option to acquire a 27.90% equity interest in the Company for an aggregate exercise price of $10,000,000.

     WHEREAS, the parties hereto have entered into that certain Second Amendment to Amended and Restated Note Purchase Agreement of even date herewith, a copy of which is attached hereto as Exhibit "E" and incorporated herein by this
                            -----------
reference (the "Second Amendment to Original Note Purchase Agreement"), in order to, among other things, increase the percentage of the Univision Option to 40% (as computed in Section 3 of the Second Amendment to Original Note Purchase Agreement), and as computed prior to any potential issuance of shares in the Z-Spanish Acquisition or the IPO (each as defined below).

     WHEREAS, the Company, in consultation with Univision, has negotiated a letter of intent by the Company to potentially acquire all of the outstanding capital stock of Z-Spanish Media Corporation, a Delaware corporation ("Z-Spanish"), and may potentially consummate a
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financing with TSG Capital Fund III, L.P., an affiliate of a stockholder of Z-
Spanish, in the amount of $90,000,000 (the "Z-Spanish Acquisition"), substantially in accordance with the terms of the draft letter of intent attached hereto as Exhibit "F" and incorporated herein by this reference (the
                   -----------
"Z-Spanish Letter of Intent").

     WHEREAS, the Company has formed Entravision Communications Corporation, a Delaware corporation with no shares of capital stock issued and outstanding as of the date hereof ("Entravision"), for the purpose of effecting an exchange transaction contemplated by the Company in which (i) each of the individual and trust members in the Company (the "Exchanging Members") shall transfer to the Company his or its respective direct membership interests in the Company in exchange for newly-issued shares of Entravision Class A Common Stock and (ii) each of the individual and trust stockholders of the corporate members of the Company (the "Exchanging Stockholders") shall transfer his, her or its respective stockholdings in such corporate members in exchange for newly-issued shares of Entravision Class A Common Stock (collectively, the "Exchange"), all pursuant to the terms and conditions of an Exchange Agreement to be entered into by and among Entravision, the Company, the Exchanging Members, the Exchanging Stockholders and Univision (the "Exchange Agreement").

     WHEREAS, Entravision is preparing to file with the Securities and Exchange Commission a Registration Statement with respect to an underwritten initial public offering of its Class A Common Stock (the "IPO").

     WHEREAS, the parties hereto intend that Univision will contribute to the Company its entire interest in and to the Original Note, the First Amended Original Note, the Original Note Purchase Agreement, the First Amendment to Original Note Purchase Agreement and the Second Amendment to Original Note Purchase Agreement in exchange for newly-issued shares of the Entravision Class C Common Stock representing a 40% equity ownership interest in Entravision (as computed in Section 3 of the Second Amendment to Original Note Purchase Agreement) and as computed prior to the Z-Spanish Acquisition and IPO (the "Univision Conversion"), all in pursuant to the terms and conditions of the Exchange Agreement (the Exchange and the Univision Conversion are collectively referred to herein as the "Roll-Up Transaction").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each signatory hereto, it is agreed as follows:

     1.   First Amended Original Note.  Concurrently with the execution of this
          ---------------------------
Agreement, (i) Univision and the Company shall execute the First Amended Original Note, pursuant to which, among other things, the principal amount of the Original Note shall be increased by $110,000,000, from $10,000,000 to $120,000,000, (ii) the Company shall deliver to Univision the original of the First Amended Original Note and (iii) Univision shall deliver to the Company (a) the Original Note marked "cancelled" and (b) the sum of $110,000,000 via wire transfer pursuant to wire transfer instructions provided to Univision by the Company.

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     2.   Second Amendment to Note Purchase Agreement.  Concurrently with the
          -------------------------------------------
execution of this Agreement, Univision and Entravision shall execute the Second Amendment to Note Purchase Agreement, pursuant to which, among other things, the percentage of the Univision Option shall be increased to 40% (as computed in Section 3 of the Second Amendment to Original Note Purchase Agreement) and as computed prior to the Z-Spanish Acquisition and the IPO.

     3.   Roll-Up Transaction.  Upon consummation of the Roll-Up Transaction:
          -------------------

          (a) the Restated Certificate of Incorporation of Entravision shall be substantially in the form attached hereto as Exhibit "G" and incorporated by
                                             -----------
this reference, subject to such other changes as are reasonably agreed to by the parties to accommodate any changes to the participants and/or ultimate structure of the Roll-Up Transaction, the Z-Spanish Acquisition and/or the IPO;

          (b) the Bylaws of Entravision shall be substantially in the form attached hereto as Exhibit "H" and incorporated herein by this reference,
                   -----------
subject to such other changes as are reasonably agreed to by the parties hereto in order to accommodate any changes to the participants and/or ultimate structure of the Roll-Up Transaction, the Z-Spanish Acquisition and/or the IPO; and

          (c) each of Walter F. Ulloa, Philip C. Wilkinson and Paul A. Zevnik hereby covenant to, and agree to cause the Company to, execute and deliver that certain Voting Agreement, substantially in the form attached hereto as Exhibit
                                                                       -------
"I" and incorporated by this reference.
---

     The parties acknowledge and agree that the Roll-Up Transaction shall be consummated upon the terms and conditions set forth in the Exchange Agreement, which Exchange Agreement shall be subject to the reasonable review and approval of Univision.

     4.   Z-Spanish Acquisition.  Univision hereby acknowledges and agrees that
          ---------------------
it is in the best interests of the Company and Entravision to pursue the Z-Spanish Acquisition and Univision hereby approves the potential consummation of the Z-Spanish Acquisition (and its related terms) in accordance with the terms of the Z-Spanish Letter of Intent, with such non-material changes as are reasonably approved in good faith by the officers of the Company and Entravision.

     5.   General Provisions.
          ------------------

          (a) Entire Agreement.  This Agreement, the exhibits and schedules
              ----------------
hereto and any other document to be furnished pursuant to the provisions hereof embody the entire agreement and full understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, inducements, representations, warranties, covenants

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or undertakings other than those expressly set forth or referred to in such documents. This Agreement and such other documents supersede all prior negotiations, agreements and understandings, both written and oral, among the parties with respect to such subject matter.

          (b) Incorporation by Reference.  The recitals set forth above, and all
              --------------------------
exhibits and schedules attached hereto, are hereby incorporated by reference into this Agreement.

          (c) Amendments.  Subject to applicable law, this Agreement and any
              ----------
exhibit or schedule attached hereto may only be amended by the parties hereto pursuant to an amendment in writing executed by all parties hereto.

          (d) Successors and Assigns.  Except as otherwise provided herein, the
              ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns, heirs, legatees, legal representatives, executors and administrators of all the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall be construed to confer upon or give to any person, entity or other party (other than the parties hereto or their respective successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (e) Counterparts; Facsimile.  This Agreement may be executed in any
              -----------------------
number of counterparts, each of which shall be an original and shall not need to contain the signature of more than one party, but all of which together when fully-executed and delivered by the parties hereto shall constitute one and the same instrument, binding on all of the parties. To the maximum extent permitted by applicable law or any applicable governmental authority, each counterpart signature page delivered to via facsimile shall be deemed to be an original and may be relied on by the parties hereto as such.

          (f) Assignment.  No party hereto shall have the right to assign all or
              ----------
any portion of its rights and interests under this Agreement or to delegate all or any portion of its duties under this Agreement without the prior written consent of each other party hereto.

          (g) Notices.  All notices, requests, demands, waivers and other
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communications to be given by either party hereunder shall be in writing and shall be (i) mailed by first-class, registered or certified mail, postage prepaid, (ii) sent by hand delivery or reputable overnight delivery service or
(iii) transmitted by facsimile or electronic mail (provided that a copy is also sent by reputable overnight delivery service) addressed to the parties at the respective addresses for such parties as reflected on the signature page hereto, or to such other address as may be specified in writing to the other parties hereto. All such notices, requests, demands, waivers and other communications shall be deemed to have been given and received (a) if by personal delivery, facsimile or electronic mail, on the day of such delivery, (b) if by first-class, registered or certified mail, on the fifth (5th) business day after the mailing thereof or (c) if by reputable overnight delivery service, on the day delivered.

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          (h) Governing Law; Venue.  Notwithstanding the place where the
              --------------------
Agreement may be executed by any of the parties hereto, this Agreement, and the rights and obligations of the parties hereto, and any disputes relating thereto, shall in all respects be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflicts of laws. The exclusive venue for any controversy arising out of the terms of this Agreement or the breach thereof shall be the Superior Court of California for the County of Los Angeles or the United States District Court for the Central District of California.

          (i) Capitalized Terms.  All capitalized terms used in this Amendment
              -----------------
and not otherwise defined shall have the meaning assigned such term in the Original Note or the Original Note Purchase Agreement, as the case may be.

                  [Remainder of Page Intentionally Left Blank]

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   IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

Univision                 UNIVISION COMMUNICATIONS INC.,
                          a Delaware corporation


                          By: /s/ Andrew W. Hobson
                              ---------------------------------------------
                          Name: Andrew W. Hobson
                                -------------------------------------------
                          Title:EVP
                                -------------------------------------------

                          Address: 1999 Avenue of the Stars, Suite 3050 Los Angeles, California 90067

Company ENTRAVISION COMMUNICATIONS COMPANY, L.L.C., a Delaware limited liability company


                          By: /s/ Walter F. Ulloa
                              ---------------------------------------------
                                  Walter F. Ulloa, Chairman, Chief Executive
                                  Officer and Managing Member


                          By: /s/ Philip C. Wilkinson
                              ---------------------------------------------
                                  Philip C. Wilkinson, President, Chief
                                  Operating Officer
and Managing Member

                          Address: 2425 Olympic Boulevard, Suite 6000 West Santa Monica, California 90404


                          /s/ Walter F. Ulloa
                          -------------------------------------------------
                          Walter F. Ulloa, individually


                          /s/ Philip C. Wilkinson
                          -------------------------------------------------
                          Philip C. Wilkinson, individually


                          /s/ Paul A. Zevnik
                          -------------------------------------------------
                          Paul A. Zevnik, individually

                [Signature Page to Univision Roll-Up Agreement]
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Exhibit A      Original Note
Exhibit B      First Amended Original Note
Exhibit C      Original Note Purchase Agreement
Exhibit D      First Amendment to Original Note Purchase Agreement
Exhibit E      Second Amendment to Original Note Purchase Agreement
Exhibit F      Z-Spanish Letter of Intent
Exhibit G      Form of Restated Certificate of Incorporation
Exhibit H      Form of Bylaws
Exhibit I      Form of Voting Agreement

The registrant hereby agrees to furnish a copy of any omitted schedule or exhibit upon request.